SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)
June 9, 2010

CENTER FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

California	000-50050	52-2380548
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

3435 Wilshire Boulevard, Suite 700, Los Angeles, California 90010
(Address of Principal Executive Offices) (Zip Code)

(213) 251-2222
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.          Departure of Directors or Principal Officers; Election of Directors;
                           Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(c)       On June 9, 2010, the Company appointed Douglas J. Goddard, age 58, as interim chief financial officer of the Company and its wholly-owned subsidiary, Center Bank, effective June 10, 2010.  He will serve until the Company completes its search for a permanent chief financial officer.  From 1997 through December 2009, Goddard served as executive vice president and chief financial officer of the former First Federal Bank of California, headquartered in Los Angeles, California.  Since December 2009 he has performed financial management consulting engagements for community banks.  A copy of the June 9, 2010 news release announcing this appointment is attached hereto as Exhibit 99.1.

Item 5.07.          Submission of Matters to a Vote of Security Holders

The Company’s annual meeting of shareholders was held on June 9, 2010, at which time shareholders voted in favor of items 1, election of directors, 2, ratification of appointment of independent accountants, and 3, advisory vote on executive compensation.  Proxies were solicited by the Company’s management pursuant to Regulation 14 under the Securities Exchange Act of 1934.

A total of 24,307,750 shares were represented and voting at the meeting, constituting 60.9% of the 39,889,257 issued and outstanding shares entitled to vote at the meeting.  There was no solicitation in opposition to Management’s nominees for directorship as listed in the proxy statement, and all of such nominees were elected pursuant to the vote of shareholders.

The vote on the election of directors was as follows:

	Authority Given	Authority Withheld
David Z. Hong	20,449,005	328,664
Jin Chul Jhung	19,496,668	1,281,001
Chang Hwi Kim	20,449,505	328,164
Kevin S. Kim	20,449,505	328,164
Peter Y.S. Kim	20,449,205	328,464
Sang Hoon Kim	20,449,205	328,464
Chung Hyun Lee	19,496,668	1,281,001
Jae Whan Yoo	19,415,956	1,361,713

There were 3,530,081 broker non-votes received with respect to this item.

The appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2010 was ratified, with the number of shares cast as follows:

For:	23,251,820
Against:	1,054,829
Abstain:	1,741

The number of shares voting “for” constituted 95.7% of the total number of shares represented and voting at the meeting with respect to proposal 2.  There were no broker non-votes received with respect to this item.

2

The resolution approving, on an advisory and non-binding basis, the compensation paid to the Company’s Named Executive Officers, as described in the Company’s Proxy Statement dated April 30, 2010 was approved, with the number of shares cast as follows:

For:	21,841,730
Against:	2,344,097
Abstain:	121,736

The number of shares voting “for” constituted 89.9% of the total number of shares represented and voting at the meeting with respect to proposal 3.  There were no broker non-votes received with respect to this item.

Item 9.01.          Financial Statements and Exhibits

Exhibit	Description

99.1	News Release dated June 9, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:	June 10, 2010	CENTER FINANCIAL CORPORATION

		By:	/s/ Jae Whan Yoo
Jae Whan Yoo
President and Chief Financial Officer

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